Exhibit 99.1

 Annual Meeting  FY 2018

Agenda

- Annual Meeting Business
  - Call to Order – Jeff Taylor
  - Board Members – Jeff Taylor
  - Introduction of Board Slate – Jeff Taylor
  - Reading of FY 2018 Annual Meeting Minutes – Tim Fevold
  - Introduction of President – Jeff Taylor
- Financial Year in Review
  - Financial Director – Kris Strum
- Ballots Closed
- Questions
- Election Results – Tim Fevold
- Adjourn

Ballots will be accepted until the question period to allow time for them to be counted

Board Members

- Jeff Taylor
  - Chairman of the Board
- Bill Couser
  - Vice Chairman
  - HR & Compensation Committee Member
  - Finance Committee Member
  - Ad Hoc Risk Committee Member
- Brian Conrad
  - Treasurer
  - Audit Committee Chairman
  - Finance Committee Chairman
  - Nominating & Corp. Governance
  - Ad Hoc Risk Committee Member
- Tim Fevold
  - Secretary
  - Nominating & Corp. Governance Chairman
  - Audit Committee Member
- Jim Hill
  - Risk Committee Chairman
  - Nominating & Corp. Governance
  - HR & Compensation Committee Member
  - Finance Committee Member
- Rick Vaughan
  - Audit Committee Member
  - HR & Compensation Committee Member
  - Ad Hoc Risk Committee Member
- Kurt Olsen
  - HR & Compensation Committee Chairman
  - Nominating & Corp. Governance Member
  - Ad Hoc Risk Committee Member
- Jim Dickson
  - Audit Committee Member
  - HR & Compensation Committee Member
- Doug Moore
  - Finance Committee Member

Election of Directors Slate   James Dickson Jim Hill Kurt OlsonElection of Director to Fill Vacancy (2 years) Doug Moore

 Tim FevoldBoard SecretaryReading of the Minutes

 Forward Looking Statement   This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Lincolnway Energy, LLC and are identified by including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language. All of these forward-looking statements are expressly qualified by the risk factors contained in our filings with the Securities and Exchange Commission, including without limitation, those identified in our annual report on Form 10-K for the fiscal year ended September 30, 2018. These risk factors could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of Lincolnway Energy and include, without limitation, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. Lincolnway Energy does not undertake to update any forward-looking statement made herein or which may be made from time to time by or on behalf of Lincolnway Energy unless an update is required by applicable securities laws.

 State of the CompanyFY 2018

 Production Efficiency  New Fermenter

 New Fermenter  Ethanol Yields are the key to an efficient ethanol PlantLWE invested $3.0 million in 2018 for an additional fermenterThis allows the addition of 20% more time to the processThis additional time allows for the complete fermentation of sugars and higher yield

 Historical Yield

 2018 Yield

 Introduction of Mike HollenbergLWE President

 Mike Hollenberg  Married with three childrenHas lived in Boone, IA for eleven yearsTwelve years managing 100mgy ICM/Fagen built ethanol plants

 Mike Hollenberg (Cont.)  Short Term Vision:  PeoplePredictive/preventative maintenance or up time, Consistent plant operations and optimization  Long Term Vision:   Carbon footprint and energy efficiencyOther coproduct revenue streamsIncreased throughput

 Financial Year in Review  FY 2018Finance Kris Strum

 Comparison of Fiscal Years Ended September 30, 2018 and 2017

 Comparison of Fiscal Years Ended September 30, 2018 and 2017

 Cash Flows for FY 2018  OperatingActivity  $8,886,492  Financing$4,222,429  Cash Flow  $13,379,588  CapitalInvestment  $12,328,363  Cash Change: ($22,057)

 Historical Net Income

 Election Closed

 Questions

 Election Results  Tim Fevold

 Adjourn